LINCOLN NATIONAL AGGRESSIVE GROWTH FUND, INC.
                        LINCOLN NATIONAL BOND FUND, INC.
                LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC.
                    LINCOLN NATIONAL EQUITY-INCOME FUND, INC.
               LINCOLN NATIONAL GLOBAL ASSET ALLOCATION FUND, INC.
                  LINCOLN NATIONAL GROWTH AND INCOME FUND, INC.
                    LINCOLN NATIONAL INTERNATIONAL FUND, INC.
                       LINCOLN NATIONAL MANAGED FUND, INC.
                    LINCOLN NATIONAL MONEY MARKET FUND, INC.
                  LINCOLN NATIONAL SOCIAL AWARENESS FUND, INC.
                LINCOLN NATIONAL SPECIAL OPPORTUNITIES FUND, INC.


SUPPLEMENT DATED SEPTEMBER 30, 2000 TO THE PROSPECTUS DATED MAY 1, 2000*

     This supplement describes certain changes to the General Prospectus Disclosure for the above-listed funds (the "funds").

     The first sentence of the second paragraph on page GPD-2 is replaced in its entirety with the following:

     "Lincoln Investment has informed the funds that it intends to merge into a newly created series of its affiliate, Delaware Management Business Trust("Delaware") during the first or second quarter of 2001. The new series will be named Delaware Lincoln Investment Advisers."

     * See also the supplement dated May 1, 2000, for Lincoln National Growth and Income Fund, Inc., Lincoln National Managed Fund, Inc., Lincoln National Social Awareness Fund, Inc., and Lincoln National Special Opportunities Fund, Inc. and the supplement dated June 23, 2000, for Lincoln National Growth and Income Fund, Inc.